                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                 /s/ James A. Henderson
                                           ------------------------------------
                                                   JAMES A. HENDERSON
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                  /s/ Theodore M. Solso
                                           ------------------------------------
                                                    THEODORE M. SOLSO
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                    /s/ Harold Brown
                                           ------------------------------------
                                                      HAROLD BROWN
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                  /s/ Robert J. Darnall
                                           ------------------------------------
                                                    ROBERT J. DARNALL
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                  /s/ Walter Y. Elisha
                                           ------------------------------------
                                                    WALTER Y. ELISHA
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                    /s/ Hanna H. Gray
                                           ------------------------------------
                                                      HANNA H. GRAY
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                  /s/ William I. Miller
                                           ------------------------------------
                                                    WILLIAM I. MILLER
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                  /s/ Donald S. Perkins
                                           ------------------------------------
                                                    DONALD S. PERKINS
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                  /s/ Henry B. Schacht
                                           ------------------------------------
                                                    HENRY B. SCHACHT
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                 /s/ Franklin A. Thomas
                                           ------------------------------------
                                                   FRANKLIN A. THOMAS
                                                        DIRECTOR

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Mark R. Gerstle and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering from time to time of the Corporation's authorized debt securities, equity securities and warrants, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 8, 1997

                                                 /s/ J. Lawrence Wilson
                                           ------------------------------------
                                                   J. LAWRENCE WILSON
                                                        DIRECTOR